SECRETARY OF STATE

STATE OF NEVADA

CERTIFICATE OF REGISTRATION
LIMITED LIABILITY PARTNERSHIP

I, ROSS MILLER, the duly qualified and elected Nevada Secretary of State, do hereby certify that **EQUISOURCE HOTEL FUND I LLP** did on September 19, 2012 file in this office a Registration of LLP, that said Registration of LLP is now on file and of record in the office of the Nevada Secretary of State, and further, that said Registration contains all the provisions required by the laws governing Limited Liability Partnerships in the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 19, 2012.

ROSS MILLER
Secretary of State

Certified By: Stephen Loff
Certificate Number: C20120919-0099
You may verify this certificate
online at **http://www.nvsos.gov/**

070101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Registration Limited-Liability Partnership

(PURSUANT TO NRS CHAPTER 87)

Filed in the office of	Document Number 20120639965-63
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/19/2012 8:00 AM
	Entity Number E0484122012-6

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Partnership: (see instructions)
EQUISOURCE HOTEL FUND I LLP

2. Street Address of Principal Office:

Street Address	City	State	Zip Code
2009 E WINDMILL LANE	LAS VEGAS	NV	89123

3. Registered Agent for Service of Process: (check only one box)

☐ Commercial Registered Agent: ______ Name

☒ Noncommercial Registered Agent (name and address below) **OR** ☐ Office or Position with Entity (name and address below)

STEPHEN J BYRNE
Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address	City		Zip Code
2009 E WINDMILL LANE	LAS VEGAS	Nevada	89123

Mailing Address (if different from street address)	City		Zip Code
		Nevada	

4. Name and Business Address of Each Managing Partner in this State: (attach additional pages if more than 3)

1) EQUISOURCE LLC
Name

Business Address	City		Zip Code
2009 E WINDMILL LANE	LAS VEGAS	Nevada	89123

2) ______ Name

Business Address	City		Zip Code
		Nevada	

3) ______ Name

Business Address	City		Zip Code
		Nevada	

5. Name and Signature of Authorized Managing Partner(s): (see instructions)

The partnership, hereafter, will be a registered limited-liability partnership.

Name	Managing Partner Signature
STEPHEN J BYRNE	X [signature]
	X
	X

6. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature] — Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date: 9-18-12

This form must be accompanied by appropriate fees.